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                                                               Exhibit 10.30

                          COLLEGELINK.COM INCORPORATED


                                January 4, 2000


Frank Ferndandez, Jr.
1713 Bridgewater Drive
Heathrow, FL  32746

James Morton
Chelverton Fund LTD
Craigmuir Chambers, PO Box 71
Road Town
British Virgin Islands

John Sununu
24 Samoset Drive
Salem, NH

Robert Johnson
BMJ Partnership
641 Crickle Wood Terrace
Heathrow, FL  32746

Cole Dunlap
Caribbean Investors Group Ltd.
c/o Jack Augsback Co.
580 Village Boulevard, Suite 140
West Palm Beach, FL  33409


Gentlemen:

         This letter sets forth our agreement concerning (1) your grant to Cruttenden Roth Incorporated and the other underwriters (the "Underwriters") of our public offering a 45-day option to acquire 57,500 shares of the common stock of CollegeLink.com Incorporated (the "Company"), (2) the Company's agreement to register your remaining shares on Form S-3, when such form is available, and (3) your agreement to sign the lock-up agreement heretofore provided to you.


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         Each of you hereby grants to the Underwriters a 45-day option to purchase half of the shares of Common Stock issuable to you upon conversion of the shares of Series A Preferred Stock of the Company owned by you solely to cover over-allotments, if any. You represent that such shares aggregate 57,500 shares of Common Stock. Upon receipt of written notice from the Underwriters you may elect either to: (1) not sell your shares of Common Stock subject to this option, in which event you will immediately notify the Company by telephone and fax transmission and the Company shall honor the Underwriter's overallotment option exercise and you will have no further right to participate in the proposed public offering, or (2) to sell your shares of Common Stock subject to this option in which case you will immediately convert such number of shares of Series A Preferred Stock as shall be necessary to deliver promptly, but in any event within two days, whatever number of shares of Common Stock, up to 57,500, the Underwriters shall request of you. You understand that the Underwriters must exercise in full the over-allotment options granted to them by the Company before they may exercise any of the over-allotment option granted to them by you. You agree to enter into whatever arrangement is reasonably necessary to effect the purpose of this option including, without limitation, granting Jack Augsback a power of attorney to act on your behalf in accepting or rejecting the option, converting your shares of Series A Preferred Stock to make available shares of Common Stock for delivery to the Underwriters, and delivering your shares of Common Stock to the underwriters. In addition, at the request of the Underwriter, you will enter into an agreement with Mr. Augsback pursuant to which you will the certificates representing your shares of Series A Preferred Stock and he will act as custodian for such shares pending termination of the option granted herein.

         Each of you hereby consents to the disclosure of your names and shareholdings in the prospectus for the offering, in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. Each of you represents that the only shares of capital stock of the Company owned by you or any member of your immediate family are your shares of Series A Preferred Stock.

         The Company hereby agrees to register the resale by you of the shares of Common Stock issuable to you upon conversion of the shares of Series A Preferred Stock owned by you in a registration statement on Form S-3 promptly after the Company becomes eligible to use such form. The Company agrees to keep such registration statement effective

         All of the foregoing is in consideration of your signing the same form of lock-up agreement which the Underwriters are asking senior management of the Company to sign. The form of lock-up agreement is attached as Exhibit A hereto.

         To indicate your acceptance of and agreement with the terms set forth in this letter, please sign this letter and the lock-up agreement and return it to Dave Broadwin by fax at 617-832-7000 not later than noon on January 7, 2000. If you have any questions, please call Richard Fisher at 401-845-8800 or Dave Broadwin at 617-832-1259.


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                                      By: /s/ Richard A. Fisher
                                         -----------------------------------
                                          Chairman of the Board


AGREED TO AND ACCEPTED:


--------------------------

--------------------------
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Preferred Stock is held









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                                      By:
                                         -----------------------------------
                                          Chairman of the Board


AGREED TO AND ACCEPTED:

John H. Sununu
--------------------------
/s/ John H. Sununu
--------------------------
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Preferred Stock is held









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                                      By:
                                         -----------------------------------
                                          Chairman of the Board


AGREED TO AND ACCEPTED:

/s/ James Morton             on behalf of the Manager of the Chelverton Fund LTD
--------------------------   European American Securities Inc.

--------------------------
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Preferred Stock is held

Chelverton Fund LTD








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                                      By:
                                         -----------------------------------
                                          Chairman of the Board


AGREED TO AND ACCEPTED:

/s/ Cole Dunlap
-------------------------------
Caribbean Investors Group, Ltd.
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Preferred Stock is held









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                                      By:
                                         -----------------------------------
                                          Chairman of the Board


AGREED TO AND ACCEPTED:

/s/ Francis Fernandez, Jr.
--------------------------
Francis Fernandez, Jr.
--------------------------
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Preferred Stock is held









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                                      By:
                                         -----------------------------------
                                          Chairman of the Board


AGREED TO AND ACCEPTED:

/s/ Robert Johnson
--------------------------
BMJ Partner
--------------------------
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Preferred Stock is held









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Cruttenden Roth Incorporated
  As Representative of the Underwriters
24 Corporate Plaza
Newport Beach, CA 92660


Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between CollegeLink.com Incorporated, a Delaware corporation or any successor (the "Company"), and you as representative of the several underwriters (the "Underwriters") named in
Schedule I thereto, relating to an underwritten public offering (the "Offering") of shares of the Company's common stock, $.001 par value per share (the "Common Stock") (including shares of Common Stock subject to an option granted to the Underwriters solely to cover over-allotments, if any).

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement with respect to the Offering, the undersigned, intending to be legally bound, hereby agrees, for the benefit of the Company, you and the other Underwriters, that for a period of 180 days following the effective date of the Registration Statement relating to the Offering (the "Lock-up Period"), the undersigned will not, without the prior written consent of the Representative (as defined in the Underwriting Agreement), directly or indirectly, offer, offer to sell, sell, contract to sell, grant any option for the purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any beneficial interest in or grant any other person the right to acquire or otherwise dispose of (or enter into any transaction or arrangement which is designed to, or could be expected to, result in the disposition at anytime in the future of) ("Transfer") any shares of Common Stock or securities convertible into or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) either beneficially owned by the undersigned as of the effective date of the Registration Statement or acquired by the undersigned during the Lock-up Period as a result of the exercise of options or otherwise (the "Securities"). The undersigned also will not, during the Lock-up Period, exercise any registration rights relating to any shares of Common Stock, without the prior written consent of the Representative.

         Further, during the 180-day period immediately following the Lock-up Period (i) the undersigned agrees that no sales or other dispositions of Common Stock will be made in excess of the number of shares which such parties are permitted to sell pursuant to Rule 144 under the Securities Act, and (ii) in any event, all sales or other dispositions of Common Stock by such parties will be made through Cruttenden Roth Incorporated as Representative, subject to the prior approval of Cruttenden Roth Incorporated, which approval will be based, in part, on an assessment of then existing market conditions, made by and at the sole discretion of Cruttenden Roth Incorporated, and that shovld Cruttenden Roth Incorporated determine that market conditions will not support the sale or other disposition of Common Stock at any given time, the undersigned agrees that the undersigned will not proceed with such sale or other disposition until such time as Cruttenden Roth Incorporated determines market conditions to be appropriate to





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Cruttenden Roth Incorporated
Page 2


proceed with such sale or other disposition, or until the expiration of such 180-day period, whichever occurs first.

         In the event that the Representative consents to any Transfer, the undersigned hereby agrees that, during the Lock-up Period and for 180 days thereafter, the execution of any order relating to a Transfer of Securities shall be placed through the Representative.

         To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the choice of law or conflict of laws principles,

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.

Dated: ________________,1999



                                             __________________________________
                                             Signature


                                             __________________________________
                                             Print Name


                                             __________________________________
                                             Print Address


                                             __________________________________
                                             Print Social Security Number or
                                             Taxpayer I.D. Number